UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-08587

Exact name of registrant as specified in charter:	Prudential Jennison 20/20 Focus Fund

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	1/31/2013

Date of reporting period:	1/31/2013

Item 1 – Reports to Stockholders –

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL JENNISON

20/20 FOCUS FUND

ANNUAL REPORT • JANUARY 31, 2013

Fund Type

Large Cap Stock

Objective

Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Investments, Prudential, Jennison, the Prudential logo, the Rock symbol and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

March 15, 2013

Dear Shareholder:

We hope you find the annual report for the Prudential Jennison 20/20 Focus Fund informative and useful. The report covers performance for the 12-month period that ended January 31, 2013.

We recognize that ongoing market volatility may make it a difficult time to be an investor. We continue to believe a prudent response to uncertainty is to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Jennison 20/20 Focus Fund

*Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential Jennison 20/20 Focus Fund	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 1.18%; Class B, 1.88%; Class C, 1.88%; Class Q, 0.75%; Class R, 1.63%; Class Z, 0.88%. Net operating expenses: Class A, 1.18%; Class B, 1.88%; Class C, 1.88%; Class Q, 0.75%; Class R, 1.38%; Class Z, 0.88%, after contractual reduction through 5/31/2014 for Class R.

Cumulative Total Returns (Without Sales Charges) as of 1/31/13
	One Year	Five Years	Ten Years	Since Inception
Class A	10.37%	23.68%	171.63%	—
Class B	9.59	19.37	152.40	—
Class C	9.66	19.45	152.53	—
Class Q	10.90	N/A	N/A	9.56% (3/28/11)
Class R	10.14	22.43	N/A	93.79 (6/14/04)
Class Z	10.66	25.54	178.97	—
S&P 500 Index	16.76	21.50	114.38	—
Russell 1000® Index	17.03	23.31	123.10	—
Lipper Large-Cap Core Funds Avg.	15.62	16.23	104.62	—
Lipper Large-Cap Growth Funds Avg.	13.31	22.20	105.10	—

Average Annual Total Returns (With Sales Charges) as of 12/31/12
	One Year	Five Years	Ten Years	Since Inception
Class A	6.75%	0.85%	9.09%	—
Class B	7.23	1.09	8.92	—
Class C	11.14	1.28	8.92	—
Class Q	13.45	N/A	N/A	2.95% (3/28/11)
Class R	12.74	1.79	N/A	7.56 (6/14/04)
Class Z	13.27	2.30	10.01	—
S&P 500 Index	15.99	1.66	7.10	—
Russell 1000 Index	16.42	1.92	7.52	—
Lipper Large-Cap Core Funds Avg.	14.95	0.68	6.51	—
Lipper Large-Cap Growth Funds Avg.	15.27	1.19	6.68	—

2	Visit our website at www.prudentialfunds.com

Average Annual Total Returns (With Sales Charges) as of 1/31/13
	One Year	Five Years	Ten Years	Since Inception
Class A	4.30%	3.17%	9.89%	—
Class B	4.59	3.43	9.70	—
Class C	8.66	3.62	9.71	—
Class Q	10.90	N/A	N/A	5.06% (3/28/11)
Class R	10.14	4.13	N/A	7.96 (6/14/04)
Class Z	10.66	4.65	10.80	—

Average Annual Total Returns (Without Sales Charges) as of 1/31/13
	One Year	Five Years	Ten Years	Since Inception
Class A	10.37%	4.34%	10.51%	—
Class B	9.59	3.61	9.70	—
Class C	9.66	3.62	9.71	—
Class Q	10.90	N/A	N/A	5.06% (3/28/11)
Class R	10.14	4.13	N/A	7.96 (6/14/04)
Class Z	10.66	4.65	10.80	—

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Jennison 20/20 Focus Fund (Class A shares) with a similar investment in the S&P 500 Index and the Russell 1000 Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (January 31, 2003) and the account values at the end of the current fiscal year (January 31, 2013) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were

Prudential Jennison 20/20 Focus Fund	3

Your Fund’s Performance (continued)

deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Classes B, C, Q, R, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The average annual total returns take into account applicable sales charges. Class A shares are subject to a maximum front-end sales charge of 5.50% and a 12b-1 fee of 0.30% annually. Investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a contingent deferred sales charge (CDSC) of 1%. The CDSC is waived for purchase by certain retirement and/or benefit plans. Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are not subject to a front-end sales charge, but have a CDSC of 1% for shares redeemed within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class R shares are not subject to a front-end sales charge, but have an annual 12b-1 fee of 0.75%. Class Q and Class Z shares are not subject to a front-end sales charge or a 12b-1 fee. The returns in the tables and graph reflect the share class expense structure in effect at the close of the fiscal period. The returns in the tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

For the period through May 31, 2014, the distributor of the Fund has contractually agreed to reduce its distribution and service (12b-1) fees to .50% of the average daily net assets of Class R shares.

Benchmark Definitions

S&P 500 Index

The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives an indication of how stock prices in the United States have performed. S&P 500 Index Closest Month-End to Inception cumulative total returns as of 1/31/13 are 17.58% for Class Q and 59.91% for Class R. S&P 500 Index Closest Month-End to Inception average annual total returns as of 12/31/12 are 6.58% for Class Q and 5.00% for Class R.

Russell 1000 Index

The Russell 1000 Index is an unmanaged index that consists of the stocks of the 1,000 largest firms in the Russell 3000® Index, an index that represents approximately 98% of the U.S. market. Russell 1000 Index Closest Month-End to Inception cumulative total returns as of 1/31/13 are 17.26% for Class Q and 65.11% for Class R.

4	Visit our website at www.prudentialfunds.com

Russell 1000 Index Closest Month-End to Inception average annual total returns as of 12/31/12 are 6.27% for Class Q and 5.37% for Class R.

Lipper Large-Cap Core Funds Average

The Funds in the Lipper Large-Cap Core Funds Average (Lipper Large-Cap Core Funds Average) invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. domestic equity large-cap floor. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index. Although Lipper classifies the Fund in the Lipper Large-Cap Growth Funds Category, the returns for the Lipper Large-Cap Core Funds Average are also shown, as we believe that the funds included in the Lipper Large-Cap Core Funds Average are more consistent with the management of the Fund. Lipper Large-Cap Core Funds Average Closest Month-End to Inception cumulative total returns as of 1/31/13 are 14.41% for Class Q and 55.95% for Class R. Lipper Large-Cap Core Funds Average Closest Month-End to inception average annual total returns as of 12/31/12 are 4.82% for Class Q and 4.60% for Class R.

Lipper Large-Cap Growth Funds Average

The Funds in the Lipper Large-Cap Growth Funds Average (Lipper Large-Cap Growth Funds Average) invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. domestic equity large-cap floor. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index. Lipper Large-Cap Growth Funds Average Closest Month-End to Inception cumulative total returns as of 1/31/13 are 12.34% for Class Q and 55.32% for Class R. Lipper Large-Cap Growth Funds Average Closest Month-End to Inception average annual total returns as of 12/31/12 are 4.21% for Class Q and 4.66% for Class R.

The Fund is compared to the Lipper Large-Cap Core Funds Performance Universe, although Lipper classifies the Fund in the Lipper Large-Cap Growth Funds Performance Universe. The Lipper Large-Cap Core Funds Performance Universe is utilized because the Fund’s manager believes that the funds included in this Universe provide a more appropriate basis for Fund performance comparisons.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor. Returns for the Lipper Averages reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Indexes are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

Five Largest Growth Holdings expressed as a percentage of net assets as of 1/31/13
MasterCard, Inc. (Class A Stock), IT Services	3.3%
Google, Inc. (Class A Stock), Internet Software & Services	2.8
Precision Castparts Corp., Aerospace & Defense	2.8
LinkedIn Corp. (Class A Stock), Internet Software & Services	2.7
Novo Nordisk A/S (Denmark), ADR, Pharmaceuticals	2.7

Holdings reflect only long-term investments and are subject to change.

Prudential Jennison 20/20 Focus Fund	5

Your Fund’s Performance (continued)

Five Largest Value Holdings expressed as a percentage of net assets as of 1/31/13
Liberty Global, Inc. (Series C Stock), Media	3.3%
Bunge Ltd., Food Products	3.2
International Game Technology, Hotels, Restaurants & Leisure	3.2
Suncor Energy, Inc., Oil, Gas & Consumable Fuels	3.1
Mosaic Co. (The), Chemicals	3.0

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 1/31/13
Oil, Gas & Consumable Fuels	8.6%
Food Products	8.4
Pharmaceuticals	8.0
Aerospace & Defense	7.5
Biotechnology	6.1

Industry weightings reflect only long-term investments and are subject to change.

6	Visit our website at www.prudentialfunds.com

Strategy and Performance Overview

How did the Fund perform?

For the 12-month reporting period ending January 31, 2013, the Prudential Jennison 20/20 Focus Fund (the Fund) Class A shares gained 10.37%, underperforming the 16.76% gain of the S&P 500 Index and the 17.03% gain of the Russell 1000 Index. The Fund underperformed the 13.31% gain of the Lipper Large-Cap Growth Funds Average, and the 15.62% gain of the Lipper Large-Cap Core Funds Average.

What were conditions like in the U.S. stock market?

Although volatile through much of the year, U.S. equity markets finished the year with strong overall gains. For most of the 12 months ended January 31, 2013, investor sentiment ebbed and flowed with macroeconomic events, most notably Europe’s economic malaise and China’s slowdown, which led to moderating global growth.

•

In the fourth quarter of 2012, investors also focused on the U.S. presidential election and negotiations to avert the so-called “fiscal cliff”—legislatively mandated tax increases and spending cuts set to take effect in 2013. Away from Washington, investors gauged the strength of retail spending into the important holiday season. The U.S. housing market continued to recover, employment continued to modestly improve, and corporate profitability met expectations.

•

U.S. Federal Reserve policy remained accommodative, with a new round of quantitative easing that included Treasury purchases of nongovernment obligations, primarily U.S. mortgage-backed securities. With European economies stalled and a dearth of policy measures to boost growth, the U.S. dollar held firm against the euro. In Japan, December’s elections resulted in a new administration and plans for fiscal easing, which had the effect of checking the yen’s persistent strength against the U.S. dollar.

•

China completed its leadership transition, setting the country’s political landscape through the end of the decade. The political handoff coincided with signs of renewed economic growth and higher domestic stock prices.

What sectors and specific holdings contributed and detracted most in the growth portfolio?

The growth segment outperformed the Russell 1000® Growth style index (the Growth Index). Very strong stock selection in information technology outweighed highly detrimental stock selection in several other sectors, most notably financials, healthcare, and consumer staples, to provide a net benefit to relative returns.

Underweight positions in energy and industrials and an overweight position in healthcare were also crucial for offsetting the impact of weak stock selection on

Prudential Jennison 20/20 Focus Fund	7

Strategy and Performance Overview (continued)

relative performance. An overweight position in consumer discretionary was also beneficial while an overweight in information technology and an underweight in financials detracted.

•

Novo Nordisk in healthcare made the largest individual contribution to returns, followed by three information technology companies—Salesforce.com, MasterCard, and Apple. LinkedIn, another information technology stock, also made a strong contribution. Although stock selection in consumer discretionary hurt relative returns, the sector was one of the top performers in both the Growth Index and growth portfolio and accounted for a number of the largest contributors, including Amazon and Inditex SA.

•

Novo Nordisk is the world leader in diabetes care, with the broadest portfolio of modern insulin and market-leading devices, and a strong position in the fastest-growing regions, including China. Jennison considers Novo Nordisk one of the best-positioned pharmaceutical companies globally, and expects it to benefit from the structural growth in the diabetes market, which should be fueled by a rapid increase in cases of the disease.

•

Salesforce.com is a provider of customer relationship management and other applications. The company had several successive strong quarters during the period, with earnings and revenues exceeding expectations, and Jennison believes the company’s market opportunity remains substantial. Salesforce’s “software as a service,” or hosted applications, provide access to software functions remotely as a Web-based service.

•

MasterCard finished the year with a strong fourth quarter, with revenue and earnings exceeding expectations. Jennison’s long-term investment decision for MasterCard is based on projected growth in the total value of its cardholders’ transactions. (Retailers and banks pay MasterCard each time consumers use MasterCard-branded payment cards.) Jennison especially likes MasterCard for its presence in Europe, where low levels of card usage provide a substantial opportunity.

•

Jennison believes Amazon.com’s accelerated business investment is positioning the company for robust longer-term growth. Jennison continues to view Amazon as a prime beneficiary of the ongoing shift toward e-commerce.

•

Goldman Sachs almost single-handedly accounted for the growth portfolio’s losses in the financials sector. Goldman shares fell in May after JP Morgan Chase reported a nearly $2 billion after-tax loss. The news and the effect it could have on future regulations, as well as deepening concerns over the European debt crisis, weighed on Goldman shares.

8	Visit our website at www.prudentialfunds.com

•	Shire was the major healthcare detractor while several information technology companies, including Baidu, Broadcom, and Qualcomm, also had notable negative impacts.

•

Specialty biopharmaceutical company Shire was hurt by uncertainties about its attention deficit/hyperactivity disorder (ADHD) products. Jennison also found disconcerting the unexpected announcement of a change in its chief executive officer.

•

Baidu, the No.1 Internet search engine in China, faces heightened competition from Beijing-based Qihoo 360 Technology, a leading provider of antivirus software, which launched its own search engine based on proprietary technology and intellectual property.

What sectors and specific holdings contributed and detracted most in the value portfolio?

The value portfolio significantly underperformed the Russell 1000® Value style index (the Value Index). While the Value Index had strong positive returns in all sectors during the period, the Fund’s value portfolio suffered in several sectors, notably telecommunications services, materials, and information technology, due to weak stock selection. In consumer discretionary, by far the strongest sector in the Value Index, stock selection had the largest negative impact of all on relative returns, which was only partially reduced by a beneficial overweight position in the sector.

Stock selection in energy also negatively affected relative performance. An overweight position in materials and an underweight in financials further accounted for the value portfolio’s underperformance. However, a lack of exposure to utilities and overweights in telecommunication services and information technology were helpful.

Despite the detrimental stock selection in telecommunications services, the sector yielded the largest individual contributor, MetroPCS Communications. Two consumer discretionary companies—Comcast and Liberty Global—were also notable contributors.

•

Jennison’s decision for MetroPCS Communications has been that it will out-execute in the wireless telecom market by being the lowest cost producer in a competitive market. Earnings numbers were weak due to stepped-up marketing and advertising costs. Still, Jennison maintained its conviction in the holding. During the third quarter of 2012, shares surged more than 90% as MetroPCS received a takeover bid from T-Mobile, which is owned by Deutsche Telecom.

•	Comcast continued its outstanding performance, reporting for the third quarter 2012 the best cable revenue growth since the first quarter of 2009 and solid

Prudential Jennison 20/20 Focus Fund	9

Strategy and Performance Overview (continued)

execution across all segments. Jennison continues to like Comcast for its stable growth cable business and the likelihood of a large share buyback in the near future.

•

Liberty Global has extended its strong performance in the 2012 calendar year into 2013. Jennison continues to believe that Liberty Global, a global cable provider, is well-positioned given consumers’ desire for faster broadband and digital television.

•

NII Holdings in telecommunications services was the largest individual detractor during the period. Two materials companies—Freeport-McMoRan Copper & Gold and Kinross Gold—also negatively affected performance. In consumer discretionary, Staples weighed most on returns.

•

NII Holdings, a Latin American telecommunications service provider, has been in a transition period as it has focused on introducing its 3G services on a new network in Chile, Mexico, and Brazil and enhancing its Push-to-Talk (PTT) services. Jennison believes that it will still be several quarters until the turnaround produces profits.

•

The news that Freeport-McMoRan Copper & Gold would be expanding into energy by acquiring Plains Exploration & Production and McMoRan Exploration was widely viewed as negative, as many believe it will be a distraction from its core copper business. The acquisitions will give Freeport-McMoRan a noteworthy U.S. oil and gas presence in both onshore and offshore geologic basins.

•

As with many gold mining companies, the fourth quarter proved disappointing for Kinross Gold as gold and silver bullion gave back much of their dramatic third-quarter gains. Nevertheless, Jennison remains generally positive on gold, believing that rising demand for gold brought about by global financial uncertainty, gold-backed exchange-traded funds (ETFs), and uninspiring mine supply make for a bullish picture.

•	Shares of Staples declined amid weaker than expected net income and revenue due to slower sales in North America and Europe as well as competition with other retailers.

10	Visit our website at www.prudentialfunds.com

Comments on Largest Holdings

Growth Segment

3.3%	MasterCard, Inc., IT Services

Please see Fund Activity section for MasterCard.

2.8%	Google, Inc., Internet Software & Services

Google’s technological lead and dominant position in Internet search is a distinct strength that has enabled the company to generate income from search traffic at a meaningfully higher rate than its competitors, in Jennison’s view. The company’s continued investment in capacity and research and development should lead to new streams of revenue through product innovation, new formats, and new technologies.

2.8%	Precision Castparts Corp., Aerospace & Defense

Precision Castparts manufactures metal components and products. The company’s long-term earnings per share (EPS) guidance points to significant upside over the next few years. Separately, Precision Castparts’ board approved a $750 million share repurchase program that will be implemented through June 2015. Jennison expects the company to benefit from order visibility in its key end markets, acquisitions, and solid operational execution, which is helping to expand margins.

2.7%	LinkedIn Corp., Internet Software & Services

LinkedIn is a leading global online professional network operating in more than 200 countries. In Jennison’s view, LinkedIn provides unique access to a scale database of active and passive job candidates and is positioned to take market share from job sites, print recruitment ads, and executive search services. Jennison believes the LinkedIn model alters the talent-recruiting market, (a huge opportunity), and gives the company pricing power and the potential to expand into adjacent markets such as temporary staffing.

2.7%	Novo Nordisk, ADR, Pharmaceuticals

Please see Fund Activity section for Novo Nordisk.

Value Segment

3.3%	Liberty Global, Inc., Media

Please see Fund Activity section for Liberty Global.

3.2%	Bunge Ltd., Food Products

Bunge engages in agriculture and food businesses worldwide. Its main segments include agribusiness, sugar, and bio-energy. In Jennison’s view, growing global demand for agricultural commodities should drive improvement in the agribusiness segment, and margins in both sugar and fertilizer will most likely accelerate to more normal levels.

Prudential Jennison 20/20 Focus Fund	11

Comments on Largest Holdings (continued)

3.2%	International Game Technology, Hotels, Restaurants & Leisure

International Game Technology is an electronic gaming equipment producer. Jennison’s investment decision for the company has been that a renewed focus on game design and a need by casinos to replace games after years of underinvestment should generate sizeable free cash flow that the company may return to shareholders in increasing amounts.

3.1%	Suncor Energy, Inc., Oil, Gas & Consumable Fuels

Suncor Energy is a global oil and natural gas exploration and production company. Jennison likes Suncor for its conservative balance sheet and the high visibility of its capital expenditures program. In Jennison’s view, the company has ample liquidity to execute its growth plans over the next several years.

3.0%	Mosaic Co., Chemicals

The Mosaic Company is a producer of phosphate and potash for the global agriculture industry. Jennison believes that prices have troughed and that the market is poised for a rebound in the coming months. Jennison also believes that Mosaic will intelligently put to use its more than $2 billion in cash, including for share repurchases.

12	Visit our website at www.prudentialfunds.com

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on August 1, 2012, at the beginning of the period, and held through the six-month period ended January 31, 2013. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before

Prudential Jennison 20/20 Focus Fund	13

Fees and Expenses (continued)

expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Jennison 20/20 Focus Fund		Beginning Account Value August 1, 2012	Ending Account Value January 31, 2013	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,134.10	1.18%	$6.33
	Hypothetical	$1,000.00	$1,019.20	1.18%	$5.99

Class B	Actual	$1,000.00	$1,130.80	1.88%	$10.07
	Hypothetical	$1,000.00	$1,015.69	1.88%	$9.53

Class C	Actual	$1,000.00	$1,130.70	1.88%	$10.07
	Hypothetical	$1,000.00	$1,015.69	1.88%	$9.53

Class Q	Actual	$1,000.00	$1,136.90	0.75%	$4.03
	Hypothetical	$1,000.00	$1,021.37	0.75%	$3.81

Class R	Actual	$1,000.00	$1,132.90	1.38%	$7.40
	Hypothetical	$1,000.00	$1,018.20	1.38%	$7.00

Class Z	Actual	$1,000.00	$1,135.90	0.88%	$4.72
	Hypothetical	$1,000.00	$1,020.71	0.88%	$4.47

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended January 31, 2013, and divided by 366 days. Expenses presented in the table include the expenses of any underlying funds in which the Fund may invest.

14	Visit our website at www.prudentialfunds.com

Portfolio of Investments

as of January 31, 2013

Shares	Description	Value (Note 1)
LONG-TERM INVESTMENTS 100.2%
COMMON STOCKS

Aerospace & Defense 7.5%
813,285	Boeing Co. (The)	$60,077,363
352,710	Precision Castparts Corp.	64,687,014
366,915	TransDigm Group, Inc.	49,694,968

		174,459,345

Biotechnology 6.1%
462,702	Alexion Pharmaceuticals, Inc.*	43,489,361
296,844	Biogen Idec, Inc.*	46,331,412
1,296,454	Gilead Sciences, Inc.*(a)	51,145,110

		140,965,883

Capital Markets 1.9%
1,968,505	Morgan Stanley	44,980,339

Chemicals 5.1%
485,014	Monsanto Co.	49,156,169
1,132,425	Mosaic Co. (The)	69,361,031

		118,517,200

Computers & Peripherals 2.7%
134,484	Apple, Inc.	61,231,910

Electrical Equipment 1.7%
962,959	AMETEK, Inc.	39,471,689

Electronic Equipment & Instruments 2.5%
9,389,406	Flextronics International Ltd.*	58,308,211

Energy Equipment & Services 2.0%
1,159,801	Halliburton Co.	47,180,705

Food Products 8.4%
940,500	Bunge Ltd.(a)	74,920,230
2,211,948	Mondelez International, Inc. (Class A Stock)	61,470,035
2,671,489	Tyson Foods, Inc. (Class A Stock)	59,093,337

		195,483,602

Healthcare Providers & Services 2.7%
1,129,177	UnitedHealth Group, Inc.	62,341,862

See Notes to Financial Statements.

Prudential Jennison 20/20 Focus Fund	15

Portfolio of Investments

as of January 31, 2013 continued

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Hotels, Restaurants & Leisure 5.6%
1,435,378	Carnival Corp.	$55,577,836
4,780,259	International Game Technology	73,472,581

		129,050,417

Insurance 2.8%
1,745,806	MetLife, Inc.	65,188,396

Internet & Catalog Retail 2.7%
233,877	Amazon.com, Inc.*	62,094,344

Internet Software & Services 5.5%
86,346	Google, Inc. (Class A Stock)*	65,250,809
510,977	LinkedIn Corp. (Class A Stock)*(a)	63,253,843

		128,504,652

IT Services 5.4%
244,192	International Business Machines Corp.	49,588,069
145,900	MasterCard, Inc. (Class A Stock)	75,634,560

		125,222,629

Media 3.3%
1,183,966	Liberty Global, Inc. (Series C Stock)*	75,489,672

Metals & Mining 2.1%
5,794,631	Kinross Gold Corp.	47,689,813

Oil, Gas & Consumable Fuels 8.6%
848,128	Anadarko Petroleum Corp.	67,867,203
2,485,783	Cobalt International Energy, Inc.*(a)	60,180,806
2,088,569	Suncor Energy, Inc.	71,053,117

		199,101,126

Pharmaceuticals 8.0%
557,511	Allergan, Inc.	58,544,230
2,312,919	Mylan, Inc.*	65,386,220
337,066	Novo Nordisk A/S (Denmark), ADR(a)	62,138,117

		186,068,567

Software 5.4%
2,365,313	Microsoft Corp.	64,975,148

See Notes to Financial Statements.

16	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)
COMMON STOCKS (Continued)

Software (cont’d.)
351,691	Salesforce.com, Inc.*(a)	$60,536,572

		125,511,720

Specialty Retail 4.7%
1,995,137	Inditex SA (Spain), ADR	55,664,323
1,201,846	TJX Cos., Inc.	54,299,402

		109,963,725

Textiles, Apparel & Luxury Goods 4.2%
608,246	Lululemon Athletica, Inc.*(a)	41,968,974
335,701	Ralph Lauren Corp.	55,887,502

		97,856,476

Wireless Telecommunication Services 1.3%
4,185,102	NII Holdings, Inc.*	29,295,714

	Total long-term investments (cost $1,881,027,170)	2,323,977,997

SHORT-TERM INVESTMENT 6.0%

Affiliated Money Market Mutual Fund
139,540,092	Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $139,540,092; includes $135,210,097 of cash collateral received for securities on loan; Note 3)(b)(c)	139,540,092

	Total Investments 106.2% (cost $2,020,567,262; Note 5)	2,463,518,089
	Liabilities in excess of other assets (6.2%)	(142,828,307)

	Net Assets 100.0%	$2,320,689,782

The following abbreviation is used in the portfolio descriptions:

ADR—American Depositary Receipt

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $132,062,468; cash collateral of $135,210,097 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(b)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.
(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

See Notes to Financial Statements.

Prudential Jennison 20/20 Focus Fund	17

Portfolio of Investments

as of January 31, 2013 continued

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of January 31, 2013 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$2,323,977,997	$—	$—
Affiliated Money Market Mutual Fund	139,540,092	—	—

Total	$2,463,518,089	$—	$—

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of January 31, 2013 were as follows:

Oil, Gas & Consumable Fuels	8.6%
Food Products	8.4
Pharmaceuticals	8.0
Aerospace & Defense	7.5
Biotechnology	6.1
Affiliated Money Market Mutual Fund (including 5.8% of collateral received for securities on loan)	6.0
Hotels, Restaurants & Leisure	5.6
Internet Software & Services	5.5
Software	5.4
IT Services	5.4
Chemicals	5.1
Specialty Retail	4.7
Textiles, Apparel & Luxury Goods	4.2
Media	3.3%
Insurance	2.8
Computers & Peripherals	2.7
Healthcare Providers & Services	2.7
Internet & Catalog Retail	2.7
Electronic Equipment & Instruments	2.5
Metals & Mining	2.1
Energy Equipment & Services	2.0
Capital Markets	1.9
Electrical Equipment	1.7
Wireless Telecommunication Services	1.3

106.2
Liabilities in excess of other assets	(6.2)

100.0%

See Notes to Financial Statements.

18	Visit our website at www.prudentialfunds.com

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

FINANCIAL STATEMENTS

ANNUAL REPORT • JANUARY 31, 2013

Prudential Jennison 20/20 Focus Fund

Statement of Assets and Liabilities

as of January 31, 2013

Assets
Investments at value, including securities on loan of $132,062,468:
Unaffiliated investments (cost $1,881,027,170)	$2,323,977,997
Affiliated investments (cost $139,540,092)	139,540,092
Cash	15,894
Receivable for investments sold	51,655,630
Receivable for Fund shares sold	2,276,607
Dividends and interest receivable	54,679
Foreign tax reclaim receivable	25,992
Prepaid expenses	24,989

Total assets	2,517,571,880

Liabilities
Payable to broker for collateral for securities on loan (Note 3)	135,210,097
Payable for investments purchased	48,534,168
Payable for Fund shares reacquired	9,289,829
Management fee payable	1,428,059
Loan payable	950,000
Accrued expenses	705,572
Distribution fee payable	721,009
Affiliated transfer agent fee payable	43,364

Total liabilities	196,882,098

Net Assets	$2,320,689,782

Net assets were comprised of:
Shares of beneficial interest, at par	$142,208
Paid-in capital in excess of par	1,821,237,700

1,821,379,908
Accumulated net realized gain on investment and foreign currency transactions	56,359,047
Net unrealized appreciation on investments	442,950,827

Net assets, January 31, 2013	$2,320,689,782

See Notes to Financial Statements.

20	Visit our website at www.prudentialfunds.com

Class A
Net asset value and redemption price per share ($1,065,531,356 ÷ 64,175,688 shares of beneficial interest issued and outstanding)	$16.60
Maximum sales charge (5.50% of offering price)	0.97

Maximum offering price to public	$17.57

Class B
Net asset value, offering price and redemption price per share
($137,764,779 ÷ 9,461,897 shares of beneficial interest issued and outstanding)	$14.56

Class C
Net asset value, offering price and redemption price per share
($335,759,079 ÷ 23,047,907 shares of beneficial interest issued and outstanding)	$14.57

Class Q
Net asset value, offering price and redemption price per share
($23,653,746 ÷ 1,361,970 shares of beneficial interest issued and outstanding)	$17.37

Class R
Net asset value, offering price and redemption price per share
($114,584,189 ÷ 7,023,875 shares of beneficial interest issued and outstanding)	$16.31

Class Z
Net asset value, offering price and redemption price per share
($643,396,633 ÷ 37,136,830 shares of beneficial interest issued and outstanding)	$17.33

See Notes to Financial Statements.

Prudential Jennison 20/20 Focus Fund	21

Statement of Operations

Year Ended January 31, 2013

Net Investment Loss
Income
Unaffiliated dividend income (net of foreign withholding taxes of $538,848)	$27,394,055
Affiliated income from securities loaned, net	205,250
Affiliated dividend income	71,969

Total income	27,671,274

Expenses
Management fee	17,687,369
Distribution fee—Class A	3,291,913
Distribution fee—Class B	1,427,295
Distribution fee—Class C	3,492,559
Distribution fee—Class R	577,478
Transfer agent’s fees and expenses (including affiliated expense of $560,700) (Note 3)	3,060,000
Custodian’s fees and expenses	255,000
Reports to shareholders	164,000
Registration fees	131,000
Trustees’ fees	63,000
Insurance	51,000
Legal fees and expenses	48,000
Audit fee	22,000
Loan interest expense (Note 7)	15,117
Miscellaneous	28,919

Total expenses	30,314,650

Net investment loss	(2,643,376)

Realized And Unrealized Gain On Investment And Foreign Currency Transactions
Net realized gain on:
Investment transactions	178,773,597
Foreign currency transactions	1,531

178,775,128
Net change in unrealized appreciation (depreciation) on investments	54,814,185

Net gain on investment and foreign currency transactions	233,589,313

Net Increase In Net Assets Resulting From Operations	$230,945,937

See Notes to Financial Statements.

22	Visit our website at www.prudentialfunds.com

Statement of Changes in Net Assets

	Year Ended January 31,
	2013	2012
Increase (Decrease) In Net Assets
Operations
Net investment loss	$(2,643,376)	$(4,431,453)
Net realized gain on investment and foreign currency transactions	178,775,128	166,649,351
Net change in unrealized appreciation (depreciation) on investments	54,814,185	(121,602,111)

Net increase in net assets resulting from operations	230,945,937	40,615,787

Distributions from net realized gains (Note 1)
Class A	(52,135,768)	(28,947,824)
Class B	(7,788,998)	(4,409,155)
Class C	(18,671,954)	(10,648,213)
Class Q	(907,545)	(505,478)
Class R	(5,694,747)	(2,828,876)
Class Z	(33,227,021)	(20,328,644)

	(118,426,033)	(67,668,190)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	411,386,358	657,369,910
Net asset value of shares issued in reinvestment of distributions	103,858,743	56,241,500
Cost of shares reacquired	(855,116,375)	(769,925,558)

Net decrease in net assets from Fund share transactions	(339,871,274)	(56,314,148)

Total decrease	(227,351,370)	(83,366,551)

Net Assets:
Beginning of year	2,548,041,152	2,631,407,703

End of year	$2,320,689,782	$2,548,041,152

See Notes to Financial Statements.

Prudential Jennison 20/20 Focus Fund	23

Notes to Financial Statements

Prudential Jennison 20/20 Focus Fund (the “Fund”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, (“1940 Act”). The investment objective of the Fund is long-term growth of capital.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements.

Securities Valuation: The Fund holds portfolio securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has delegated fair valuation responsibilities to Prudential Investments LLC (“PI” or “Manager”) through the adoption of Valuation Procedures for valuation of the Fund’s securities. Under the current Valuation Procedures, a Valuation Committee is established and responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures allow the Fund to utilize independent pricing vendor services, quotations from market makers and other valuation methods in events when market quotations are not readily available or not representative of the fair value of the securities. A record of the Valuation Committee’s actions is subject to review, approval and ratification by the Board at its next regularly scheduled quarterly meeting.

Various inputs are used in determining the value of the Fund’s investments, which are summarized in the three broad level hierarchies based on any observable inputs used as described in the table following the Portfolio of Investments. The valuation methodologies and significant inputs used in determining the fair value of securities and other assets classified as Level 1, Level 2 and Level 3 of the hierarchy are as follows:

Common stocks, exchange-traded funds and financial derivative instruments (including futures contracts and certain options and swap contracts on securities), that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 of the fair value hierarchy.

24	Visit our website at www.prudentialfunds.com

In the event there is no sale or official closing price on such day, these securities are valued at the mean between the last reported bid and asked prices, or at the last bid price in absence of an asked price. These securities are classified as Level 2 of the fair value hierarchy as these inputs are considered as significant other observable inputs to the valuation.

For common stocks traded on foreign securities exchanges, certain valuation adjustments will be applied when events occur after the close of the security’s foreign market and before the Fund’s normal pricing time. These securities are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 of the fair value hierarchy as the adjustment factors are considered as significant other observable inputs to the valuation.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 as they have the ability to be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market, such as corporate bonds, municipal bonds, U.S. Government agencies issues and guaranteed obligations, U.S. Treasury obligations and sovereign issues are usually valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices usually after evaluating observable inputs including yield curves, credit rating, yield spreads, default rates, cash flows as well as broker/dealer quotations and reported trades. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Asset-backed and mortgage-related securities are usually valued by approved independent pricing vendors. The pricing vendors provide the prices using their internal pricing models with inputs from deal terms, tranche level attributes, yield curves, prepayment speeds, default rates and broker/dealer quotes. Securities valued using such vendor prices are classified as Level 2 of the fair value hierarchy.

Short-term debt securities of sufficient credit quality, which mature in sixty days or less, are valued using amortized cost method, which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are categorized as Level 2 of the fair value hierarchy.

Prudential Jennison 20/20 Focus Fund	25

Notes to Financial Statements

continued

Over-the-counter financial derivative instruments, such as option contracts, foreign currency contracts and swaps agreements, are usually valued using pricing vendor services, which derive the valuation based on underlying asset prices, indices, spreads, interest rates, exchange rates and other inputs. These instruments are categorized as Level 2 of the fair value hierarchy.

Securities and other assets that cannot be priced using the methods described above are valued with pricing methodologies approved by the Valuation Committee. In the event there are unobservable inputs used when determining such valuations, the securities will be classified as Level 3 of the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the

26	Visit our website at www.prudentialfunds.com

market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid short-term money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities, and any interest on the investment of cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management, that may differ from actual.

Prudential Jennison 20/20 Focus Fund	27

Notes to Financial Statements

continued

Net investment income or loss (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those amounts.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, the cost of compensation of officers, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

28	Visit our website at www.prudentialfunds.com

The management fee paid to PI is accrued daily and payable monthly at an annual rate of .75% of the Fund’s average daily net assets up to and including $1 billion and .70% of such average daily net assets in excess of $1 billion. The effective management fee rate was .72% of the Fund’s average daily net assets for the year ended January 31, 2013.

There are two portfolio managers at Jennison, both of which manage approximately 50% of the Fund’s assets. In general, in order to maintain an approximately equal division of assets between the two portfolio managers, all daily cash inflows (i.e. subscriptions and reinvested distributions) and outflows (i.e. redemptions and expense items) are divided between the two portfolio managers as PI deems appropriate. In addition, periodic rebalancing of the Fund’s assets may occur to account for market fluctuations in order to maintain an approximately equal allocation between the two portfolio managers. The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class Q, Class R and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C and Class R shares, pursuant to plans of distribution (the “Class A, B, C and R Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q and Class Z shares of the Fund.

Pursuant to the Class A, B, C and R Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30%, 1%, 1% and .75% of the average daily net assets of the Class A, B, C and R shares, respectively. PIMS contractually agreed to limit such fees to .50% of the average daily net assets of the Class R shares through May 31, 2014.

PIMS has advised the Fund that it has received $969,589 in front-end sales charges resulting from sales of Class A shares during the year ended January 31, 2013. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended January 31, 2013, it received $5,524, $258,435 and $35,599 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Prudential Jennison 20/20 Focus Fund	29

Notes to Financial Statements

continued

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s securities lending agent. For the year ended January 31, 2013, PIM has been compensated approximately $61,300 for these services.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended January 31, 2013, were $1,435,485,531 and $1,849,308,753, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present accumulated net investment loss, accumulated net realized gain on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to accumulated net investment loss, accumulated net realized gain on investment and foreign currency transactions and paid-in capital in excess of par. For the year ended January 31, 2013, the adjustments were to decrease accumulated net investment loss by $4,521,434, decrease accumulated net realized gain on investment and foreign currency transactions by $4,551,810 and increase paid-in capital in excess of par by $30,376 due to net investment loss, certain transactions involving foreign securities and currencies, reclassification of redemptions utilized as distributions for tax purposes and other book to tax differences. Net investment loss,

30	Visit our website at www.prudentialfunds.com

net realized gain on investment and foreign currency transactions and net assets were not affected by this change.

For the years ended January 31, 2013 and January 31, 2012, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were $118,426,033 and $69,005,265 of long-term capital gains, respectively.

As of January 31, 2013, the Fund had accumulated undistributed earnings on a tax basis of $3,054,778 of ordinary income and $66,654,943 of long-term capital gains.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of January 31, 2013 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation
$2,033,917,935	$483,172,422	$(53,572,268)	$429,600,154

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class Q, Class R and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.50%. All investors who purchase Class A in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%. The Class A CDSC is waived for purchases by certain retirement or benefit plans. Class B shares are sold with a CDSC which declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class C shares are sold with a CDSC of 1% on shares redeemed within the first 12 months after purchases. A special exchange privilege is also available for shareholders who

Prudential Jennison 20/20 Focus Fund	31

Notes to Financial Statements

continued

qualified to purchase Class A shares at net asset value. Class Q, Class R and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

There is an unlimited number of shares of beneficial interest, $.001 par value per share, divided into six classes, designated Class A, Class B, Class C, Class Q, Class R and Class Z.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended January 31, 2013:
Shares sold	11,229,493	$181,123,845
Shares issued in reinvestment of distributions	3,117,966	48,628,171
Shares reacquired	(21,958,689)	(353,311,946)

Net increase (decrease) in shares outstanding before conversion	(7,611,230)	(123,559,930)
Shares issued upon conversion from Class B and Z	826,271	13,258,327
Shares reacquired upon conversion into Class Z	(162,820)	(2,634,913)

Net increase (decrease) in shares outstanding	(6,947,779)	$(112,936,516)

Year ended January 31, 2012:
Shares sold	17,000,963	$272,729,879
Shares issued in reinvestment of distributions	1,671,056	25,500,303
Shares reacquired	(18,387,416)	(294,604,257)

Net increase (decrease) in shares outstanding before conversion	284,603	3,625,925
Shares issued upon conversion from Class B and Z	557,771	8,794,649
Shares reacquired upon conversion into Class Z	(3,761,503)	(61,946,299)

Net increase (decrease) in shares outstanding	(2,919,129)	$(49,525,725)

32	Visit our website at www.prudentialfunds.com

Class B	Shares	Amount
Year ended January 31, 2013:
Shares sold	762,099	$10,907,921
Shares issued in reinvestment of distributions	516,406	7,078,319
Shares reacquired	(1,599,369)	(22,777,727)

Net increase (decrease) in shares outstanding before conversion	(320,864)	(4,791,487)
Shares reacquired upon conversion into Class A	(796,305)	(11,286,663)

Net increase (decrease) in shares outstanding	(1,117,169)	$(16,078,150)

Year ended January 31, 2012:
Shares sold	1,007,960	$14,528,325
Shares issued in reinvestment of distributions	291,575	3,962,497
Shares reacquired	(1,673,478)	(23,988,335)

Net increase (decrease) in shares outstanding before conversion	(373,943)	(5,497,513)
Shares reacquired upon conversion into Class A	(587,031)	(8,294,847)

Net increase (decrease) in shares outstanding	(960,974)	$(13,792,360)

Class C
Year ended January 31, 2013:
Shares sold	2,480,632	$35,472,598
Shares issued in reinvestment of distributions	1,153,990	15,825,702
Shares reacquired	(6,357,367)	(90,506,025)

Net increase (decrease) in shares outstanding before conversion	(2,722,745)	(39,207,725)
Shares reacquired upon conversion into Class Z	(221,028)	(3,178,056)

Net increase (decrease) in shares outstanding	(2,943,773)	$(42,385,781)

Year ended January 31, 2012:
Shares sold	3,744,214	$53,762,556
Shares issued in reinvestment of distributions	646,381	8,784,232
Shares reacquired	(6,040,706)	(86,508,207)

Net increase (decrease) in shares outstanding before conversion	(1,650,111)	(23,961,419)
Shares reacquired upon conversion into Class Z	(72,146)	(988,477)

Net increase (decrease) in shares outstanding	(1,722,257)	$(24,949,896)

Class Q
Year ended January 31, 2013:
Shares sold	468,182	$8,045,636
Shares issued in reinvestment of distributions	55,648	907,545
Shares reacquired	(428,704)	(7,344,190)

Net increase (decrease) in shares outstanding	95,126	$1,608,991

Period ended January 31, 2012*:
Shares sold	364,504	$5,750,870
Shares issued in reinvestment of distributions	31,891	505,478
Shares reacquired	(750,507)	(12,480,432)

Net increase (decrease) in shares outstanding before conversion	(354,112)	(6,224,084)
Shares issued upon conversion from Class Z	1,620,956	27,702,139

Net increase (decrease) in shares outstanding	1,266,844	$21,478,055

Prudential Jennison 20/20 Focus Fund	33

Notes to Financial Statements

continued

Class R	Shares	Amount
Year ended January 31, 2013:
Shares sold	2,133,501	$33,831,497
Shares issued in reinvestment of distributions	338,266	5,185,577
Shares reacquired	(2,486,016)	(39,522,401)

Net increase (decrease) in shares outstanding	(14,249)	$(505,327)

Year ended January 31, 2012:
Shares sold	2,992,196	$47,598,116
Shares issued in reinvestment of distributions	170,157	2,559,155
Shares reacquired	(1,970,841)	(30,957,844)

Net increase (decrease) in shares outstanding	1,191,512	$19,199,427

Class Z
Year ended January 31, 2013:
Shares sold	8,455,948	$142,004,861
Shares issued in reinvestment of distributions	1,615,364	26,233,429
Shares reacquired	(20,398,258)	(341,654,086)

Net increase (decrease) in shares outstanding before conversion	(10,326,946)	(173,415,796)
Shares issued upon conversion from Class A and C	344,149	5,812,969
Shares reacquired upon conversion into Class A	(118,263)	(1,971,664)

Net increase (decrease) in shares outstanding	(10,101,060)	$(169,574,491)

Year ended January 31, 2012:
Shares sold	15,874,735	$263,000,164
Shares issued in reinvestment of distributions	942,540	14,929,835
Shares reacquired	(19,576,593)	(321,386,483)

Net increase (decrease) in shares outstanding before conversion	(2,759,318)	(43,456,484)
Shares issued upon conversion from Class A and C	3,695,004	62,934,776
Shares reacquired upon conversion into Class A and Q	(1,652,145)	(28,201,941)

Net increase (decrease) in shares outstanding	(716,459)	$(8,723,649)

*	Commenced offering on March 28, 2011.

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period November 15, 2012 through November 14, 2013. The Funds pay an annualized commitment fee of 0.08% on the unused portion of the SCA. Prior to

34	Visit our website at www.prudentialfunds.com

November 15, 2012, the Funds had another Syndicated Credit Agreement with substantially similar terms. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund utilized the SCA during the year ended January 31, 2013. The average daily balance for the 92 days that the Fund had loans outstanding during the period was approximately $4,033,000, borrowed at a weighted average interest rate of 1.47%. At January 31, 2013, the Fund has an outstanding loan amount of $950,000.

Note 8. New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 regarding “Disclosures about Offsetting Assets and Liabilities.” The amendments, which will be effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, require an entity to disclose information about offsetting and related arrangements for assets and liabilities, financial instruments and derivatives that are either currently offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements. At this time, management is evaluating the implications of ASU No. 2011-11 and its impact on the financial statements has not been determined.

Prudential Jennison 20/20 Focus Fund	35

Financial Highlights

Class A Shares
	Year Ended January 31,
	2013	2012	2011		2010	2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$15.83	$15.98	$13.84		$9.41	$14.51
Income (loss) from investment operations:
Net investment income (loss)	(.01)	(.02)	-	(e)	(.02)	- (e)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.59	.29	2.14		4.45	(5.09)
Total from investment operations	1.58	.27	2.14		4.43	(5.09)
Less Distributions:
Distributions from net realized gains	(.81)	(.42)	-		-	(.01)
Capital Contributions(g):	-	-	-	(e)	-	-
Net asset value, end of year	$16.60	$15.83	$15.98		$13.84	$9.41
Total Return(b):	10.37%	1.77%	15.46%		47.08%	(35.12)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,065,531	$1,125,940	$1,183,059		$1,110,264	$559,685
Average net assets (000)	$1,097,353	$1,139,012	$1,143,188		$825,817	$721,935
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.18%	1.18%	1.19%		1.20%	1.21% (d)
Expenses, excluding distribution and service (12b-1) fees	.88%	.88%	.89%		.90%	.93%
Net investment income (loss)	(.05)%	(.11)%	-	(f)	(.19)%	.03%
Portfolio turnover rate	59%	82%	116%		102%	107%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets of the Class A shares through May 31, 2008.

(e) Less than $.005 per share.

(f) Less than .005%.

(g) The Fund received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended January 31, 2011. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

36	Visit our website at www.prudentialfunds.com

Class B Shares
	Year Ended January 31,
	2013	2012	2011		2010	2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$14.08	$14.36	$12.52		$8.58	$13.32
Income (loss) from investment operations:
Net investment loss	(.11)	(.12)	(.09)		(.10)	(.08)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.40	.26	1.93		4.04	(4.65)
Total from investment operations	1.29	.14	1.84		3.94	(4.73)
Less Distributions:
Distributions from net realized gains	(.81)	(.42)	-		-	(.01)
Capital Contributions(e):	-	-	-	(d)	-	-
Net asset value, end of year	$14.56	$14.08	$14.36		$12.52	$8.58
Total Return(b):	9.59%	1.06%	14.70%		45.92%	(35.55)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$137,765	$148,930	$165,659		$148,333	$96,772
Average net assets (000)	$142,736	$157,386	$155,300		$124,031	$144,411
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.88%	1.88%	1.89%		1.90%	1.93%
Expenses, excluding distribution and service (12b-1) fees	.88%	.88%	.89%		.90%	.93%
Net investment loss	(.75)%	(.81)%	(.70)%		(.88)%	(.68)%
Portfolio turnover rate	59%	82%	116%		102%	107%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) Less than $.005 per share.

(e) The Fund received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended January 31, 2011. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

Prudential Jennison 20/20 Focus Fund	37

Financial Highlights

continued

Class C Shares
	Year Ended January 31,
	2013	2012	2011		2010	2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$14.08	$14.36	$12.53		$8.58	$13.33
Income (loss) from investment operations:
Net investment loss	(.11)	(.12)	(.09)		(.10)	(.08)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.41	.26	1.92		4.05	(4.66)
Total from investment operations	1.30	.14	1.83		3.95	(4.74)
Less Distributions:
Distributions from net realized gains	(.81)	(.42)	-		-	(.01)
Capital Contributions(e):	-	-	-	(d)	-	-
Net asset value, end of year	$14.57	$14.08	$14.36		$12.53	$8.58
Total Return(b):	9.66%	1.06%	14.60%		46.04%	(35.60)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$335,759	$366,089	$398,038		$330,562	$163,325
Average net assets (000)	$349,269	$381,245	$370,033		$241,607	$206,434
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	1.88%	1.88%	1.89%		1.90%	1.93%
Expenses, excluding distribution and service (12b-1) fees	.88%	.88%	.89%		.90%	.93%
Net investment loss	(.75)%	(.81)%	(.70)%		(.90)%	(.69)%
Portfolio turnover rate	59%	82%	116%		102%	107%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) Less than $.005 per share.

(e) The Fund received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended January 31, 2011. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

38	Visit our website at www.prudentialfunds.com

Class Q Shares
	Year Ended January 31, 2013	March 28, 2011(a) through January 31, 2012
Per Share Operating Performance(b):
Net Asset Value, Beginning Of Period	$16.45	$17.09
Income (loss) from investment operations:
Net investment income	.06	.05
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.67	(.27)
Total from investment operations	1.73	(.22)
Less Distributions:
Distributions from net realized gains	(.81)	(.42)
Net asset value, end of period	$17.37	$16.45
Total Return(c):	10.90%	(1.21)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$23,654	$20,845
Average net assets (000)	$18,725	$23,124
Ratios to average net assets(d):
Expenses, including distribution and service (12b-1) fees	.75%	.75%	(e)
Expenses, excluding distribution and service (12b-1) fees	.75%	.75%	(e)
Net investment income	.37%	.35%	(e)
Portfolio turnover rate	59%	82%	(f)

(a) Commencement of offering.

(b) Calculated based on average shares outstanding during the period.

(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) Annualized.

(f) Not annualized.

See Notes to Financial Statements.

Prudential Jennison 20/20 Focus Fund	39

Financial Highlights

continued

Class R Shares
	Year Ended January 31,
	2013	2012	2011		2010	2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$15.60	$15.78	$13.70		$9.34	$14.43
Income (loss) from investment operations:
Net investment loss	(.04)	(.05)	(.03)		(.05)	(.03)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.56	.29	2.11		4.41	(5.05)
Total from investment operations	1.52	.24	2.08		4.36	(5.08)
Less Distributions:
Distributions from net realized gains	(.81)	(.42)	-		-	(.01)
Capital Contributions(f):	-	-	-	(e)	-	-
Net asset value, end of year	$16.31	$15.60	$15.78		$13.70	$9.34
Total Return(b):	10.14%	1.60%	15.18%		46.68%	(35.24)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$114,584	$109,794	$92,276		$52,022	$27,768
Average net assets (000)	$115,501	$102,506	$72,700		$38,041	$18,548
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees(d)	1.38%	1.38%	1.39%		1.40%	1.43%
Expenses, excluding distribution and service (12b-1) fees	.88%	.88%	.89%		.90%	.93%
Net investment loss	(.25)%	(.32)%	(.23)%		(.39)%	(.21)%
Portfolio turnover rate	59%	82%	116%		102%	107%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .50% of the average daily net assets of the Class R shares through May 31, 2014.

(e) Less than $.005 per share.

(f) The Fund received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended January 31, 2011. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

40	Visit our website at www.prudentialfunds.com

Class Z Shares
	Year Ended January 31,
	2013	2012	2011		2010	2009
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$16.44	$16.52	$14.27		$9.68	$14.88
Income (loss) from investment operations:
Net investment income	.04	.03	.04		.01	.04
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.66	.31	2.21		4.58	(5.23)
Total from investment operations	1.70	.34	2.25		4.59	(5.19)
Less Distributions:
Distributions from net realized gains	(.81)	(.42)	-		-	(.01)
Capital Contributions(e):	-	-	-	(d)	-	-
Net asset value, end of year	$17.33	$16.44	$16.52		$14.27	$9.68
Total Return(b):	10.72%	2.14%	15.77%		47.42%	(34.92)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$643,397	$776,442	$792,376		$666,131	$229,735
Average net assets (000)	$731,863	$792,733	$719,773		$438,071	$274,458
Ratios to average net assets(c):
Expenses, including distribution and service (12b-1) fees	.88%	.88%	.89%		.90%	.93%
Expenses, excluding distribution and service (12b-1) fees	.88%	.88%	.89%		.90%	.93%
Net investment income	.25%	.19%	.30%		.09%	.30%
Portfolio turnover rate	59%	82%	116%		102%	107%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Fund Invests.

(d) Less than $.005 per share.

(e) The Fund received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended January 31, 2011. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

Prudential Jennison 20/20 Focus Fund	41

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential Jennison 20/20 Focus Fund:

We have audited the accompanying statement of assets and liabilities of Prudential Jennison 20/20 Focus Fund (hereafter referred to as the “Fund”), including the portfolio of investments, as of January 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2013, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of January 31, 2013, and the results of its operations, the changes in its net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

March 22, 2013

42	Visit our website at www.prudentialfunds.com

Federal Income Tax Information

(Unaudited)

We are advising you that during the year ended January 31, 2013, the Fund reports the maximum amount allowed per share but not less than $0.81 for Class A, B, C, Q, R and Z shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

Prudential Jennison 20/20 Focus Fund	43

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (60) Board Member Portfolios Overseen: 63	Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (60) Board Member Portfolios Overseen: 63	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).
Michael S. Hyland, CFA (67) Board Member Portfolios Overseen: 63	Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Douglas H. McCorkindale (73) Board Member Portfolios Overseen: 63	Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Visit our website at www.prudentialfunds.com

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stephen P. Munn (70) Board Member Portfolios Overseen: 63	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (69) Board Member & Independent Chair Portfolios Overseen: 63	Retired Mutual Fund Senior Executive (44 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Robin B. Smith (73) Board Member Portfolios Overseen: 63	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (69) Board Member Portfolios Overseen: 63	Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (50) Board Member & President Portfolios Overseen: 61	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005 - December 2011).	None.

Prudential Jennison 20/20 Focus Fund

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Scott E. Benjamin (39) Board Member & Vice President Portfolios Overseen: 63	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

(1)	The year that each Board Member joined the Fund’s Board is as follows:

Linda W. Bynoe, 2005; Douglas H. McCorkindale, 1998; Richard A. Redeker, 1998; Robin B. Smith, 1998; Stephen G. Stoneburn, 2003; Kevin J. Bannon, 2008; Michael S. Hyland, 2008; Stephen P. Munn, 2008; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Raymond A. O’Hara (57) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of PMFS (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988– August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).
Deborah A. Docs (55) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Visit our website at www.prudentialfunds.com

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Jonathan D. Shain (54) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.
Claudia DiGiacomo (38) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
Andrew R. French (50) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of PMFS.
Amanda S. Ryan (34) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray (2008-2012).
Timothy J. Knierim (54) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of Prudential Investment Management, Inc. and Prudential Investments LLC (2002-2007) and formerly Chief Ethics Officer of Prudential Investment Management, Inc. and Prudential Investments LLC (2006-2007).
Valerie M. Simpson (54) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of Prudential Investments LLC and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (50) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).
Richard W. Kinville (44) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).

Prudential Jennison 20/20 Focus Fund

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Grace C. Torres (53) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of Prudential Investments LLC; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.
M. Sadiq Peshimam (49) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (54) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.
(1)	The year that each individual became a Fund officer is as follows:

Raymond A. O’Hara, 2012; Deborah A. Docs, 2005; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; Andrew R. French, 2006; Amanda S. Ryan, 2012; Timothy J. Knierim, 2007; Grace C. Torres, 1997; Valerie Simpson, 2007; Peter Parrella, 2007, M. Sadiq Peshimam, 2006; Richard W. Kinville, 2011; Theresa C. Thompson, 2008.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Visit our website at www.prudentialfunds.com

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential Jennison 20/20 Focus Fund, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL JENNISON 20/20 FOCUS FUND

SHARE CLASS	A	B	C	Q	R	Z
NASDAQ	PTWAX	PTWBX	PTWCX	PJTQX	JTWRX	PTWZX
CUSIP	74440G107	74440G206	74440G305	74440G602	74440G503	74440G404

MF183E    0240813-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen P. Munn, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended January 31, 2013 and January 31, 2012, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $22,000 and $22,000, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

Not applicable for the fiscal year ended January 31, 2013. During the fiscal year ended January 31, 2012, KPMG billed the Registrant $179 for professional services rendered in connection with agreed upon procedures performed related to the receipt of payments pursuant to certain fair fund settlement orders.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

One hundred percent of the services described in Item 4(c) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2013 and 2012. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2013 and 2012 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not

applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)  (1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

  (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

  (3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)  Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Jennison 20/20 Focus Fund

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	March 21, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	March 21, 2013

By:	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date:	March 21, 2013